Exhibit 99.1

Cano Health Announces the Formation of its Board of Directors

Newly-formed Board of Directors comprised of a diverse bench of experts to drive Company’s growth

MIAMI, FL – March 15, 2021 – Cano Health (the “Company”), a leading value-based primary care delivery platform for seniors, today announced the formation of its Board of Directors, consisting of seasoned professionals from across the health care, technology and financial sectors.

Upon the closing of the business combination with Jaws Acquisition Corp. (NYSE: JWS), the members of the Board of Directors will include Dr. Marlow Hernandez, Founder and CEO of Cano Health, alongside Elliot Cooperstone, Dr. Lewis Gold, Jacqueline Guichelaar, Angel Morales, Dr. Alan Muney, Kim Rivera, Barry Sternlicht, and Solomon Trujillo. Dr. Marlow Hernandez will serve as Chairman of the Board.

“I am pleased to welcome the members of our newly-formed Board of Directors. As Cano Health prepares for its next stage of growth as a publicly-traded company, the Board’s diverse experience and strategic expertise will be an invaluable asset to our management team,” said Dr. Hernandez. “I am humbled and honored to partner with this outstanding group of professionals to continue to transform healthcare in America.”

Marlow Hernandez

Dr. Marlow Hernandez is the Founder and Chief Executive Officer of Cano Health and will serve as the Chairman of its Board of Directors. A native of Cuba, Dr. Hernandez immigrated to the U.S. with his family in 1993. Driven by a lifelong calling to medicine, he received a bachelor’s degree in neuroscience from the University of Miami, a medical degree from Nova Southeastern University, and completed his residency in internal medicine at Cleveland Clinic Florida. He also received master’s degrees in business administration and public health, and is a fellow of the American College of Physicians. Dr. Hernandez opened his first medical center in 2010. He saw a need in his community for quality, affordable healthcare, and developed an integrated primary care model focused on improving clinical outcomes and decreasing costs. From humble beginnings as a small practice in Pembroke Pines, Florida, Cano Health has grown to more than 70 medical centers across Florida, Texas, and Nevada serving over 100,000 managed care patients.

Elliot Cooperstone

Mr. Cooperstone is the Founder and Managing Partner of InTandem Capital Partners, a leading private equity firm that invests in and accelerates the growth of small to mid-sized companies in select health care and insurance services sectors. Mr. Cooperstone was previously CEO of Prodigy Health Group, a health care services holding company acquired in 2011 by Aetna. Earlier in his career, Mr. Cooperstone was General Manager of the Employer Services Group at Intuit, a co-founder and CEO of EmployeeMatters, and Executive Vice President and Chief Administrative Officer of Alexander & Alexander Services, Inc. He also had prior experience with Travelers Group, The Walt Disney Company and The Boston Consulting Group.

Lewis Gold

Dr. Gold is Co-Founder and Chairman of the Board at Advanced Recovery Systems, an integrated behavioral health company specializing in the treatment of substance abuse, eating disorders and associated mental health issues. He also serves as non-executive Chairman of Urology Management Associates and Siromed. Previously, Dr. Gold co-founded Sheridan Healthcare in 1994 and served as its Executive Vice Chairman and on its Board of Directors. Under his leadership, Sheridan Healthcare grew from a single local practice to a national company in 23 states.

Jacqueline Guichelaar

Ms. Guichelaar is Senior Vice President and Group Chief Information Officer at Cisco Systems, Inc. (“Cisco”), where she oversees a multi-billion-dollar organization responsible for transforming all of Cisco’s business processes, underpinned by technology platforms and a clear data strategy, with the ultimate goal of maximizing the customer, partner and employee experience. Prior to joining Cisco, she was the Group Chief Information Officer at Thomson Reuters, where she led a technology organization to deliver the company’s digital strategy. Throughout her career, including roles at Lloyds Bank, Deutsche Bank, and IBM, Ms. Guichelaar has focused on the transformation of companies by creating teams that move in tandem with business expectations and the pace of the industry. She is a board member of Covenant House in California, a non-profit that believes all young people deserve food, shelter, clothing, education, and love.

Angel Morales

Mr. Morales is the Founder and CEO of Morales Capital, an investment firm focused on private equity opportunities in mission-oriented companies managed by Latinos and other underrepresented groups. He has 25 years of private equity experience, including as co-head of Bank of America Merrill Lynch Capital Partners and as a co-Founder and Managing Partner of North Cove Partners, an investment management firm with a global portfolio and assets under management in excess of $6 billion. He has served on the Board of Directors for a number of public and private companies in the United States and abroad. Mr. Morales is active in education-related philanthropy and serves as the Founding Board Chair of Comp Sci High in the South Bronx as well as on the Board of Directors of the Hispanic Scholarship Fund and Transcend Education.

Alan Muney

Dr. Muney is currently a senior healthcare advisor for several private investment funds and serves on the Board of Directors for both Alcresta Therapeutics and KabaFusion. Previously, he served as Cigna’s Chief Medical Officer, responsible for clinical strategy and policy, health advocacy programs, coverage policy, and quality measurement and improvement, and as the Executive Vice President of Total Health and Network, responsible for internal and external clinical operations and nationally for provider contracting and provider relations. Prior to Cigna, Dr. Muney was an Executive Director in the Private Equity Group at The Blackstone Group, and the CEO of Equity Healthcare, which he founded to manage the healthcare costs of Blackstone’s portfolio companies. He previously served as Executive Vice President and Chief Medical Officer of Oxford Health Plans, Chief Medical Officer of UnitedHealthcare’s Northeast region, Senior Vice President and Chief Medical Officer for Avanti Health systems, and Regional Medical Director for Mullikin Medical Centers in California.

Kim Rivera

Ms. Rivera currently serves as a special advisor to the CEO of HP, Inc. She is a seasoned public company executive with a track record spanning technology, health care, and consumer products. She has experience shaping and driving business and go-to-market strategies, negotiating and integrating major acquisitions, and navigating complex corporate governance, compliance and regulatory issues. Most recently, she was President, Strategy and Business Management and Chief Legal Officer at HP. During her tenure in this role she led corporate strategy and business development, customer support, procurement, real estate and workplace functions, as well as sales operations and enterprise transformation. Ms. Rivera also led HP’s worldwide legal organization, including all aspects of legal, governance, ethics and compliance, and government affairs. Prior to joining HP, she served as the Chief Legal Officer and Corporate Secretary for DaVita HealthCare Partners. Ms. Rivera also held senior executive legal and compliance positions at The Clorox Company and Rockwell Automation. Ms. Rivera serves on the Thomson Reuters Board of Directors, and is a member of their Audit and Risk Committees.

Barry Sternlicht

Mr. Sternlicht is the Chairman of Jaws Acquisition Corp. Mr. Sternlicht founded Starwood Capital, a private alternative investment firm focused on global real estate, hotel management, and energy infrastructure, in 1991, serving as Chairman and Chief Executive Officer. Mr. Sternlicht currently serves as the Chairman and Chief Executive Officer of Starwood Property Trust (NYSE: STWD), a leading, diversified real estate finance company. Mr. Sternlicht also has deep operating expertise, serving as the Chairman, from January 1995 through May 2005, and as the Chief Executive Officer, from January 1995 through September 2004, of Starwood Hotels

& Resorts Worldwide. Some of Mr. Sternlicht’s other public market experience includes serving as a Director of INVH, the largest publicly-traded investor, owner and operator of single-family homes in the U.S.; serving on the Board of Directors of The Estée Lauder Companies, a multinational manufacturer and marketer of prestige skincare, makeup, fragrance and hair care products, since 2004; and serving as a Director of A.S. Roma, the professional Italian football club based in Rome, from 2014-2020.

Solomon Trujillo

Mr. Trujillo is a global business executive who has uniquely served as CEO of three large market-cap global companies in the three corridors of the world. He is known as a transformative and innovative leader, recognized for his technology and innovation leadership in communications, media, and technology. Mr. Trujillo has served on the Board of Directors of globally branded companies including PepsiCo, Bank of America, EDS, Orange, Telstra, Gannett, US West, Target, Soufun (China), and WPP. He currently serves on the Board of Directors of Western Union, a global financial services company, and Encantos, an award-winning ed-tech company. He served as a trade policy advisor to the Clinton and Bush administrations and remains active in public policy issues related to trade, productivity, innovation, and economic development. Mr. Trujillo chairs the Trujillo Group, LLC, investing in private companies domestically and internationally.

About Cano Health

Cano Health operates value-based primary care centers and supports affiliated medical practices that specialize in primary care for seniors in Florida, Texas, Nevada, and Puerto Rico, with additional markets in development. As part of its care coordination strategy, Cano Health provides sophisticated, high-touch population health management tools including telehealth, prescription home delivery, wellness programs, transition of care, and high-risk and complex care management.

The Company’s personalized patient care and proactive approach to wellness and preventive care sets it apart from competitors. Cano Health has consistently improved clinical outcomes while reducing costs, affording patients the opportunity to lead longer and healthier lives. The Company was recognized in August 2020 by Inc. Magazine for the second consecutive year as one of the fastest-growing health care companies in the country, ranking 39th among all U.S. privately held companies as part of its annual 5000 ranking. For more information visit www.canohealth.com.

Additional Information

On November 11, 2020, Jaws Acquisition Corp. (“Jaws”) entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated therein, the “Business Combination”), by and among Jaws, Jaws Merger Sub, LLC, Primary Care (ITC) Holdings, LLC and the Company.

In connection with the Business Combination, including the domestication of Jaws as a Delaware corporation, Jaws filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Jaws, and after the registration statement is declared effective, Jaws will mail a definitive proxy statement/prospectus about the Business Combination to its shareholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Jaws’ shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, any amendments thereto, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Jaws, the Company and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of Jaws as of the record date that was established for voting on the Business Combination. Shareholders are able to obtain copies of the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139.

Participants in the Solicitation

Jaws and its directors and executive officers may be deemed participants in the solicitation of proxies from Jaws’ shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Jaws is contained in Jaws’ final prospectus related to its initial public offering, dated April 28, 2020, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Jaws Acquisition Corp., 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139. Additional information regarding the interests of such participants will be contained in the definitive proxy statement/prospectus for the Business Combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Jaws in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the definitive proxy statement/prospectus for the Business Combination when available.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Jaws or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or Jaws’ or the Company’s future financial or operating performance. For example, projections of future growth, financial performance, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Jaws and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Jaws, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Jaws, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Jaws’ final prospectus relating to its initial public offering, dated April 28, 2020.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Jaws nor the Company undertakes any duty to update these forward-looking statements.

Media Contact

Sean Leous

Westwicke, an ICR company

CanoHealthPR@westwicke.com

(646) 866-4012

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